Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
During the three and nine months ended September 30, 2018 and 2017, we did not record an income tax benefit related to our loss before income taxes in the statement of operations and comprehensive loss because a valuation allowance has been required to be established for all deferred tax assets due to our cumulative net loss position.
As of December 31, 2017, our gross federal net operating loss carryforwards of $110.9 million will expire at various dates beginning in 2028. In addition, net operating loss carryforwards for state income tax purposes of $65.9 million that include net operating losses that will begin to expire in 2028. We also have R&D credit carryforwards of $1.4 million as of December 31, 2017 of which will expire at various dates beginning in 2032.
Utilization of the net operating loss carryforwards may be subject to an annual limitation due to the ownership change limitations provided by Section 382 of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of the net operating loss before utilization.
Realization of the deferred tax assets is dependent upon the generation of future taxable income, if any, the amount and timing of which are uncertain. Based on available objective evidence and cumulative losses, management believes it is more likely than not that the deferred tax assets are not recognizable and will not be recognizable until we have sufficient taxable income. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance.
We had no unrecognized tax benefits as of September 30, 2018 and December 31, 2017. We file income tax returns in the U.S. federal and various state jurisdictions. The 2014 to 2017 tax years remain open to examination by the major taxing authorities to which we are subject. We do not expect a significant change to our unrecognized tax benefits over the next 12 months.
The Tax and Jobs Act (the "Act") was enacted on December 22, 2017. The Act reduces the U.S. federal corporate tax rate from 35% to 21%, requires companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred and creates new taxes on certain foreign-sourced earnings.
We have applied the guidance in ASU 2018-5, Income Taxes (Topic 740): Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 118, when accounting for the enactment-date effects of the Act. At September 30, 2018, we have not completed our accounting for the tax effects of the Act, as we are in the process of analyzing certain aspects of the Act, obtaining information, and refining our calculations of the Act's impact. There have been no material measurement period adjustments made during the nine months ended September 30, 2018 related to the provisional amounts recorded and disclosed in our Registration Statement Form S-1 and Prospectus dated May 2, 2018. We expect to complete the accounting for the tax effects of the Act during 2018.

10. Income Taxes

During the years ended December 31, 2015, 2016 and 2017, the Company did not record an income tax benefit related to its loss before income taxes in the statement of operations and comprehensive loss because a valuation allowance has been required to be established for all deferred tax assets due to its cumulative net loss position.

The components of the Company’s provision for income taxes are as follows:

	Year ended
	December 31
	2015	2016	2017
Tax at federal statutory rate	35.0%	35.0%	35.0%
State, net of federal benefit	2.4	2.8	3.0
Permanent items	(0.8)	(0.5)	(1.1)
Research and development (R&D) tax credit	1.4	1.3	1.2
Federal tax rate change	—	—	(92.6)
Other	4.5	7.1	1.1
Change in valuation allowance	(42.5)	(45.7)	53.4
Total	—	—	—

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the Act) was signed into law making significant changes to the Internal Revenue Code. Changes include, but are not limited to, a corporate tax rate decrease from 35% to 21% effective for tax years beginning after December 31, 2017, the transition of U.S. international taxation from a worldwide tax system to a territorial system, and a one- time transition tax on the mandatory deemed repatriation of cumulative foreign earnings as of December 31, 2017. We have accounted for our best provisional estimate of the impact of the Act in our 2017 income tax provision, the period in which the legislation was enacted, in accordance with our understanding of the Act and guidance available as of the date of this filing. The provisional amount recorded related to the remeasurement of our deferred tax assets and liabilities, based on the lower tax rates at which they are expected to reverse in the future, was $16.2 million of expense. This tax expense was entirely offset by an income tax benefit related to the reduction of our deferred tax asset valuation allowance of the same amount, resulting in no net impact to tax expense or benefit. The Company also provisionally estimates that it does not have any foreign earnings and therefore is not subject to any one- time transition tax on the mandatory deemed repatriation of foreign earnings.

Significant components of net deferred tax assets are as follows:

	December 31
	2015	2016	2017
Deferred tax assets:
Net operating losses	$28,385	$36,626	$27,827
R&D tax credits	956	1,093	1,368
R&D expenditures, capitalized for tax	2,515	2,682	2,146
Accruals and other	1,165	1,065	753
	33,020	41,466	32,094
Deferred tax liabilities:
Depreciation and amortization	(28)	(4)	4
Net deferred tax assets	32,992	41,462	32,098
Valuation allowance	(32,992)	(41,462)	(32,098)
	$—	$—	$—

Deferred income taxes reflect the tax effects of net operating loss and tax credit carryforwards and the net temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

As of December 31, 2017, the Company’s gross federal net operating loss carryforwards of $110.9 million will expire at various dates beginning in 2028. In addition, net operating loss carryforwards for state income tax purposes of $65.9 million that include net operating losses that will begin to expire in 2028. The Company also has R&D credit carryforwards of $1.4 million as of December 31, 2017 of which will expire at various dates beginning in 2032.

Utilization of the net operating loss carryforwards may be subject to an annual limitation due to the ownership change limitations provided by Section 382 of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of the net operating loss before utilization.

Realization of the deferred tax assets is dependent upon the generation of future taxable income, if any, the amount and timing of which are uncertain. Based on available objective evidence and cumulative losses, management believes it is more likely than not that the deferred tax assets are not recognizable and will not be recognizable until the Company has sufficient taxable income. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $9.1 million and $8.5 million during the years ended December 31, 2015 and 2016, respectively, and decreased by $9.4 million during the year ended December 31, 2017.

The Company had no unrecognized tax benefits as of December 31, 2016 and 2017. The Company files income tax returns in the U.S. federal and various state jurisdictions. The 2014 to 2017 tax years remain open to examination by the major taxing authorities to which the Company is subject. The Company does not expect a significant change to its unrecognized tax benefits over the next 12 months.

The Company’s policy is to record interest related to uncertain tax positions as interest expense and any penalties as other expense in its statements of operations and comprehensive loss. There was no interest or penalties accrued at December 31, 2016 and 2017.